UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2024
Commission File Number 001-34584
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HARBOR DIVERSIFIED, INC.
(Exact name of registrant as specified in its charter)
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Delaware	13-3697002
(State of incorporation)	(I.R.S. Employer Identification No.)

W6390 Challenger Drive, Suite 203 Appleton, WI	54914-9120
(Address of principal executive offices)	(Zip Code)
(920) 749-4188
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Determination to Restate Financial Statements

On March 26, 2024, the audit committee (the “Audit Committee”) of the board of directors of Harbor Diversified, Inc. (the “Company”) concluded, after considering the recommendations of management, that the Company’s previously issued (i) consolidated financial statements and related disclosures as of and for the year ended December 31, 2022 contained in the Company’s Annual Report on Form 10-K, (ii) interim consolidated financial statements and related disclosures contained in the Quarterly Reports on Form 10-Q as of and for the first three quarters of the year ended December 31, 2022, and (iii) interim consolidated financial statements and related disclosures contained in the Quarterly Reports on Form 10-Q as of and for the first three quarters of the year ended December 31, 2023 (collectively, the “Non-Reliance Periods”) should no longer be relied upon due to misstatements contained in such financial statements, and that such financial statements should be restated.

The Audit Committee’s conclusion was based on management’s review of the accounting for certain revenue under the capacity purchase agreement (the “United Agreement”) previously entered into between Air Wisconsin Airlines LLC (“Air Wisconsin”), a wholly owned subsidiary of the Company, and United Airlines, Inc. (“United”). As discussed in greater detail below, management determined that the decision to recognize all of the approximately $52.3 million in revenue and interest income (the “Disputed Amounts”) in the consolidated financial statements and related disclosures prepared for the Non-Reliance Periods relating to certain disputed amounts under the United Agreement was not consistent with Accounting Standards Codification Topic 606, Revenue from Contracts with Customers (“ASC 606”). The Audit Committee discussed its conclusion and management’s determination, and the other matters described in this Current Report on Form 8-K (this “Current Report”), with the Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”).

Dispute with United and Outcome of Arbitration

As previously disclosed, prior to the termination of the United Agreement, a dispute arose under the United Agreement pursuant to which (i) Air Wisconsin claimed United owed it certain amounts that United denied it owed and (ii) United claimed that Air Wisconsin wrongfully terminated the agreement and that Air Wisconsin owed United certain amounts for the alleged wrongful termination (the “United Dispute”). United initiated arbitration to resolve the dispute and, in February 2024, the arbitrators issued their decision and award (the “Arbitration Award”). The Arbitration Award (i) denied Air Wisconsin’s claims that United owed it amounts under the United Agreement, (ii) denied United’s claim that Air Wisconsin breached the United Agreement by terminating it, and (iii) denied United’s claims and requests for relief in the arbitration. As a result, neither party owes to the other any amounts claimed in the arbitration.

Accounting Analysis

Upon its receipt of the Arbitration Award, the Company commenced an analysis of the complex accounting treatment leading to the recognition of the Disputed Amounts in revenue and interest income in light of the unexpected outcome of the arbitration. Following extensive discussions between Company management and Grant Thornton, as well as consultation between management and additional accounting and legal advisors, the Company concluded that (i) its prior determination as to the amount of the disputed revenue and interest income under the United Agreement was inconsistent with the guidance in ASC 606, resulting in an accounting error as that concept is defined in the accounting guidance, and (ii) its financial statements for the Non-Reliance Periods should be restated. Although cumulative revenue for the Non-Reliance Periods will change by approximately $52.3 million, this will be partially offset by changes to the provision for income taxes in 2022 and an income tax benefit in 2023 on the statements of operations included in the consolidated financial statements. In addition, the balance sheets included in the consolidated financial statements will change to remove the related receivables from United, as well as take into account the related changes to the income tax provision/benefit. The Company also expects to file amended tax returns and seek reimbursement of certain tax payments made based on the previously recognized revenue and interest income. As a result, the Company expects to record an income tax receivable related to the amended returns. The Company continues to assess the scope of the expected adjustments to the consolidated financial statements.

No Other Impacts of Restatement

Except for the Non-Reliance Periods, no previously reported annual audited or interim unaudited financial statements are anticipated to require restatement or to otherwise be impacted by the non-reliance assessment. In addition, the restatement is not expected to have an adverse effect on the Company’s operations or business plan. Furthermore, the restatements will not have any impact on the Company’s cash and cash equivalents, restricted cash or marketable securities balances.

Controls and Procedures Assessment

Company management continues to assess its internal control over financial reporting and disclosure controls and procedures in light of its determination to restate the financial statements. The Company will report a material weakness in internal control over financial reporting in its Annual Report on Form 10-K for the year ended December 31, 2023. Because of the weakness, the Company’s management concluded that it did not maintain effective internal control over financial reporting and disclosure controls and procedures for the Non-Reliance Periods. Company management, at the direction of the Audit Committee, continues to evaluate appropriate remediation actions.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include statements about the restatements of the Company’s consolidated financial statements for the Non-Reliance Periods, including, but not limited to, the expected impact of the restatements on (i) the Company’s financial condition, results of operations and balance sheet, (ii) the Company’s business strategy and operations, and (iii) the Company’s filing of amended tax returns. Forward-looking statements include all statements that are not solely historical facts and can be identified by terms such as “believe,” “anticipate,” “could,” “estimate,” “expect,” “may,” “should,” or similar expressions. Investors are cautioned not to place undue reliance on these forward-looking statements, which are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including the risks and uncertainties addressed under the heading “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, and the other filings the Company makes with the Securities and Exchange Commission from time to time. These forward-looking statements speak only as of the date of this Current Report, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this Current Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR DIVERSIFIED, INC.

Date: March 29, 2024	/s/ Christine R. Deister
Christine R. Deister
Chief Executive Officer and Secretary